UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

JEWETT-CAMERON TRADING COMPANY LTD.
(Exact name of registrant as specified in its charter)

A1BRITISH COLUMBIA	000-19954	00-0000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

32275 N.W. Hillcrest, North Plains, OR 97133
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 647-0110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JCTCF	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Jewett-Cameron will be participating in the Lytham Partners Fall 2024 Investor Conference, taking place virtually on Tuesday, October 1, 2024. Management will participate in a webcasted presentation and host one-on-one meetings with investors.

The webcasted presentation will take place at 1:15pm ET on Tuesday, October 1, 2024 and will be available at the conference home page at https://lythampartners.com/fall2024/. The presentation can also be accessed directly at https://app.webinar.net/DW2kX2KybM5. The webcast will also be available for replay following the event.

A copy of the Investor Presentation is being filed as an exhibit to this Form 8-K.

Item 9.01 Exhibits

Exhibit No.	Description

99.1	Jewett-Cameron News Release dated September 30, 2024
99.2	Investor Presentation for October 1, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: September 30, 2024	By:	/s/ “Chad Summers”
	Name:	Chad Summers
	Title:	President and Chief Executive Officer